UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number     811-21910
                                                     ------------------

                      Claymore Exchange-Traded Fund Trust 2
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               J. Thomas Futrell,
                   2455 Corporate West Drive, Lisle, IL 60532
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                          ----------------

                       Date of fiscal year end: August 31
                                               -----------

                   Date of reporting period: February 28, 2009
                                            -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


SEMIANNUAL REPORT
February 28, 2009    CLAYMORE EXCHANGE-TRADED FUND TRUST 2
      (Unaudited)

                                     [LOGO]
                                  CLAYMORE ETFs
                              Access to Innovation

                                    [PHOTO]

EEN | CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF
      FORMERLY CLAYMORE/ROBECO
      DEVELOPED INTERNATIONAL EQUITY ETF

TAN | CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF

FAA | CLAYMORE/NYSE ARCA AIRLINE ETF

CGW | CLAYMORE S&P GLOBAL WATER INDEX ETF

                                                                    [LOGO]
                                                                    CLAYMORE(SM)

                                                                WWW.CLAYMORE.COM

                                                    ... YOUR ROAD TO THE LATEST,

                                           MOST UP-TO-DATE INFORMATION ABOUT THE

                                           CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                               [PHOTO OF CLAYMORE]

CONTENTS
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DEAR SHAREHOLDER                                                              3

MANAGEMENT DISCUSSION OF FUND PERFORMANCE                                     6

FUND SUMMARY & PERFORMANCE                                                   12

OVERVIEW OF FUND EXPENSES                                                    17

PORTFOLIO OF INVESTMENTS                                                     19

STATEMENT OF ASSETS AND LIABILITIES                                          25

STATEMENT OF OPERATIONS                                                      26

STATEMENT OF CHANGES IN NET ASSETS                                           27

FINANCIAL HIGHLIGHTS                                                         29

NOTES TO FINANCIAL STATEMENTS                                                33

SUPPLEMENTAL INFORMATION                                                     37

BOARD CONSIDERATIONS REGARDING APPROVAL OF
   INVESTMENT ADVISORY AGREEMENT                                             39

BOARD CONSIDERATIONS REGARDING APPROVAL OF
   AMENDED INVESTMENT ADVISORY AGREEMENT                                     40

TRUST INFORMATION                                                            43

ABOUT THE TRUST ADVISER                                              Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o     Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 |

Dear SHAREHOLDER |

As adviser to the Funds, Claymore Advisors, LLC ("Claymore") is pleased to present the semi-annual shareholder report for four of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for the six months ended February 28, 2009.

The four ETFs covered in this report are:

     o    Claymore/BNY Mellon EW Euro-Pacific LDRs ETF(1) (ticker:"EEN")

     o    Claymore/MAC Global Solar Energy Index ETF (ticker:"TAN")

     o    Claymore/NYSE Arca Airline ETF (ticker:"FAA")

     o    Claymore S&P Global Water Index ETF (ticker:"CGW")

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

Claymore currently offers ETFs with a wide range of domestic and global themes. We have partnered with a diverse group of index providers to create what we believe to be some of the most distinctive ETFs presently available. The index providers use defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy driven, quantitative process provides a disciplined investment approach to help meet investment goals over various market cycles.

      To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance sections for each ETF, which begin on page 6.

Sincerely,

/s/ J. Thomas Futrell
----------------------
J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

----------
(1) Effective March 31, 2009, the name of the Fund changed from Claymore/Robeco Developed International Equity ETF.

                                       SemiAnnual Report | February 28, 2009 | 3

Claymore Exchange-Traded Fund Trust 2 |

Economic and Market OVERVIEW |

During the six-month period from September 1, 2008, through February 28, 2009, there was a pronounced slowdown in economic activity in the U.S. and throughout the world. Both equity and debt markets deteriorated significantly.

In early December 2008, the National Bureau of Economic Research ("NBER") officially declared that the U.S. economy had fallen into a recession that began in December 2007. The NBER cited a sharp drop in payroll employment as the biggest factor for determining the start of the contraction. In late February 2009, the Commerce Department said the U.S. economy, as measured by the Gross Domestic Product ("GDP"), contracted at a 6.2% annual rate in the fourth quarter of 2008, its worst showing since 1982. The decline was much deeper than the 3.8% decline originally estimated by the government.

The combination of the housing slump, rising unemployment, a severe credit crunch, and falling equity prices contributed to a loss of consumer confidence, which continued to drop during the period, reaching yet another all-time low in February 2009. Faced with deteriorating growth prospects, tight credit conditions and considerable uncertainty, firms have scaled back capital spending, and further cuts appear likely. Exports, an important source of growth in the U.S. economy in the early months of the housing crisis, have fallen as a result of weakening global economic conditions and the stronger dollar.

During January, a survey of the National Association for Business Economists indicated that many economists believe that an already deep recession is likely to become even worse during 2009. More than half of the economists surveyed believe that the economy will shrink more than 1% in 2009.

Nevertheless, there are some reasons to be hopeful regarding the future direction of the economy. The Institute for Supply Management Manufacturing Business Survey Committee reported that the rate of decline in production has slowed, and preliminary data suggest real consumption may be stabilizing in early 2009. Lower energy prices are easing pressures on purchasing power. The Federal Reserve and the U.S. Treasury Department have taken aggressive action designed to return credit markets to normalcy and to stimulate economic growth. Easier monetary policy, massive liquidity provision, capital infusions, and guarantees of bank debt have begun to thaw the credit freeze somewhat. The fiscal stimulus package is likely to provide a substantial boost to overall demand over time.

In this challenging economic and market environment, essentially all U.S. equity indices posted negative returns for the six months ended February 28, 2009. The total return of the Standard & Poor's 500 Index ("S&P 500"), a widely used measure of the U.S. stock market, was -41.82%, ending February at its lowest level in 12 years.

4 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | ECONOMIC AND MARKET OVERVIEW continued

World equity markets as a group were weaker than the U.S. market. The total return of the Morgan Stanley Capital International World Index ("MSCI World Index"), a float-adjusted capitalization-weighted index to measure equity market performance throughout the world, was -43.47% for the six months ended February 28, 2009. The total return of the Morgan Stanley Capital International Europe-Australasia-Far East Index ("MSCI EAFE Index"), which is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin, was -44.60% for the same period. The total returns of both of these indices are quoted in U.S. dollars. Most European markets were down, as reflected by the -36.84% euro-denominated total return of the FTSE 100 Index, an index of the 100 most-traded European stocks. Emerging markets tended to be even weaker than in developed nations, as growth slowed sharply in these formerly robust economies. The total return of the Morgan Stanley Capital International Emerging Markets Index ("MSCI Emerging Markets Index"), which measures market performance in global emerging markets, measured in local currency was -47.50%.

The major theme in the bond market over the six-month period was discomfort with credit risk. Accordingly, bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, performed very well, while most other bonds performed poorly. After the September failure of Lehman Brothers Holdings Inc., the credit markets became so intolerant of risk that they were essentially frozen. As fearful investors sought the protection of U.S. Treasury securities, credit spreads (the difference between Treasury securities and bonds that carry credit risk) widened dramatically, and there were pronounced declines in the market values of asset classes with any degree of risk. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 7.73%. The Barclays U.S. Aggregate Bond Index, which measures performance of the U.S. bond market as a whole, returned 1.88% for the period. Bonds with below investment-grade credit ratings performed poorly. The total return of the Barclays US Corporate High Yield Index, which measures performance of bonds rated below investment grade, was -22.39%.

                                       SemiAnnual Report | February 28, 2009 | 5

Claymore Exchange-Traded Fund Trust 2 |

Management Discussion of FUND PERFORMANCE |

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

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FUND OVERVIEW

THE CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index (the "Euro-Pacific Index" or the "Index"). Prior to March 31, 2009, the Fund's name was the "Claymore/Robeco Developed International Equity ETF" and the Fund sought to replicate an index called the "Robeco Developed International Equity Index."

The Index is comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), New York Shares and Global Registered Shares traded on the New York Stock Exchange ("NYSE"), Nasdaq Stock Market ("NASDAQ") and the NYSE Alternext US Exchange. Index constituents are selected, based on liquidity, from a universe of all U.S.-listed ADRs, GDRs, New York Shares and Global Registered Shares of developed countries in Europe and Asia-Pacific, as determined by The Bank of New York Mellon ("BNY Mellon" or the "Index Provider"). BNY Mellon generally follows the World Bank's classification as low-income, middle-income, or high-income in determining which markets qualify as developed markets. Developed markets are those markets classified as high-income, with some high income countries excluded due to the nature of their stock market. As of February 28, 2009 the Euro-Pacific Index consisted of 120 securities ranging in capitalization from $299 million to $132 billion, which includes small-, mid-, and large-capitalization stocks as defined by the Index Provider. The Index is weighted based on an equal-weighted methodology whereby each constituent receives an equal weight at each rebalance. The Fund will at all times invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index (including underlying stocks in respect of ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index). The Fund will also normally invest at least 80% of its total assets in securities of issuers from Europe and Asia-Pacific countries. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009. Prior to March 31, 2009, the Fund's name was the "Claymore/Robeco Developed International Equity ETF" and the Fund sought to replicate an index called the "Robeco Developed International Equity Index."

On a market price basis, the Fund generated a total return of -44.98%, representing a change in market price to $10.71 on February 28, 2009 from $20.25 on August 31, 2008. On an NAV basis, the Fund generated a total return of -45.62%, representing a change in NAV to $10.70 on February 28, 2009 from $20.48 on August 31, 2008.At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of creation and redemption opportunities within an exchange-traded fund structure.

For comparison purposes, the Robeco Developed International Equity Index returned -44.90% and the MSCI EAFE Index returned -44.60% for the same period. The Robeco Developed International Equity Index constituents were selected from a universe of equities listed on international developed market exchanges. The Robeco Developed International Equity Index was comprised of, at any given time, between 100-200 stocks, selected based on liquidity, ease of trading, valuation and momentum measures and other criteria. The stocks included in the Robeco Developed International Equity Index were selected and weighted using a proprietary methodology developed by Robeco Investment Management, Inc. The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.5450 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

6 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

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PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The technology, telecommunications and consumer services sectors detracted the least from returns while the financials sector detracted the most.

Holdings that contributed to performance include Volkswagen AG (1.0% of total investments), a German auto manufacturer; Mitsubishi Heavy Industries Ltd. (not held in portfolio at period end), a diversified manufacturer headquartered in Japan; and EFG International AG (not held in portfolio at period end), a global private banking and asset management company headquartered in Switzerland. Positions that detracted from performance include Banco Santander S.A. (1.5% of total investments), a Spanish financial group principally engaged in the banking sector; Macquarie Office Trust (0.1% of total investments), an Australian investment trust that invests in office buildings; and ORIX Corporation (0.3% of total investments), a diversified Japanese company that offers a variety of products and services.

                                       SemiAnnual Report | February 28, 2009 | 7

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

TAN | Claymore/MAC Global Solar Energy Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the MAC Global Solar Energy Index (the "Global Solar Energy Index" or the "Index").

The Index is currently comprised of approximately 25 securities selected based on the relative importance of solar power within the company's business model, as determined by MAC Indexing LLC ("MAC" or the "Index Provider"). As of February 28, 2009, the market capitalizations of securities included in the Index range from approximately $50 million to $9 billion, with an average market capitalization of approximately $1.8 billion. The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end-users, companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers, companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business from solar power system sales, distribution, installation, integration or financing; and companies that specialize in selling electricity derived from solar power. The Index is generally comprised of equity securities, including American depositary receipts ("ADRs") and global depositary receipts ("GDRs"), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund will at all times invest at least 90% of its total assets in common stock, ADRs and GDRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of
1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

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FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -79.61%, representing a change in market price to $5.35 on February 28, 2009 from $26.28 on August 31, 2008. On an NAV basis, the Fund generated a total return of -79.48%, representing a change in NAV to $5.37 on February 28, 2009 from $26.21 on August 31, 2008.At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the Global Solar Energy Index returned -78.79% and the MSCI World Index returned -43.47% for the same period. The MSCI World Index is an unmanaged capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates. Indices are unmanaged and it is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0120 per share on December 31, 2008 to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The utilities and technology sectors detracted the least from returns while the industrials sector detracted the most. The Fund is heavily weighted to the industrials sector which represents approximately 95% of assets.

Holdings that detracted least from performance include ErSol Solar Energy AG (not held in portfolio at period end), a German manufacturer of silicon-based photovoltaic products; Roth & Rau AG (3.8% of total investments), a Germany-based provider of components and plasma process equipment; and MEMC Electronic Materials, Inc. (6.6% of total investments), a designer, manufacturer and seller of silicon wafers. Positions that detracted from performance include Suntech Power Holdings Co., Ltd. (4.2% of total investments), a Chinese solar energy company that designs, develops, manufactures and markets a variety of photovoltaic cells and modules; LDK Solar Co. (2.7% of total investments), a Chinese manufacturer of multicrystalline solar wafers; and Q-Cells SE (5.0% of total investments), a German producer of monocrystalline and multicrystalline, silicon-based solar cells.

8 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

FAA | Claymore/NYSE Arca Airline ETF

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FUND OVERVIEW

THE CLAYMORE/NYSE ARCA AIRLINE ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the NYSE Arca Global Airline Index (the "Airline Index" or the "Index").

The Index is a modified equal-dollar weighted Index designed to measure the performance of highly capitalized and liquid U.S. and international passenger airline companies identified as being in the airline industry, as defined below, and listed on developed and emerging global market exchanges. The Fund's Index Provider, Archipelago Holdings Inc. ("Arca" or the "Index Provider"), an affiliate of NYSE Euronext, Inc., defines the airline industry as companies that are identified as being in the airline industry by recognized company classification systems (defined as systems that are developed and maintained by industry organizations that classify companies into predefined categories based upon business activities, source of reviews, and other such company metrics), and that derive at least 50% of their revenue from passenger airline operations based on the company's public filings. In addition, the Index Provider defines "developed markets" as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. As of the date of the Fund's most recent prospectus, January 22, 2009, the market capitalizations of stocks included in the Index range from approximately $700 million to $9 billion, which includes small-, mid- and large-capitalization stocks as defined by the Index Provider. The Fund will at all times invest at least 80% of its total assets in common stock, American depositary receipts ("ADRs") and global depositary receipts ("GDRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses an abbreviated semiannual fiscal period from the Fund's inception date of January 26, 2009 through February 28, 2009.

On a market price basis, the Fund generated a total return of -30.96%, representing a change in market price to $16.45 on February 28, 2009, from $23.82 at inception. On an NAV basis, the Fund generated a total return of -30.86%, representing a change in NAV to $16.47 on February 28, 2009, from $23.82 at inception. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of the creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the NYSE Arca Global Airline Index returned -32.74% and the MSCI World Index returned -8.71% for the same period. The MSCI World Index is an unmanaged capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates. Indices are unmanaged and it is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the period from inception on January 26, 2009 to February 28, 2009, 100% of the Fund's holdings were in the travel & leisure sub-sector of the consumer services sector which experienced negative returns.

Holdings that contributed to performance include Alaska Air Group, Inc. (3.8% of total investments), operates passenger, freight and mail services primarily to and within the state of Alaska and on the West Coast; Ryanair Holdings PLC (1.4% of total investments), an Irish company that operates a scheduled passenger airline serving routes between Ireland, the UK, Continental Europe and Morocco; and All Nippon Airways Co. Ltd. (1.6% of total investments), a Japan-based company engaged in air transportation, provision of airport services and reservation services. Positions that detracted from performance include Southwest Airlines Co. (14.9% of total investments), a passenger airline providing scheduled air transportation in the U.S.; AMR Corp. (3.6% of total investments), parent company of American Airlines, a Dallas-based carrier which operates international and domestic scheduled air services; and Continental Airlines, Inc. (14.1% of total investments), a Houston-based airline operating domestic and international routes.

                                       SemiAnnual Report | February 28, 2009 | 9

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

CGW | Claymore S&P Global Water Index ETF

--------------------------------------------------------------------------------
FUND OVERVIEW

THE CLAYMORE S&P GLOBAL WATER INDEX ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Water Index (the "Water Index" or "Index").

The S&P Global Water Index is comprised of approximately 50 stocks selected based on the relative importance of the global water industry within the company's business model from a universe of companies listed on global developed market exchanges. The Index is designed to have a balanced representation from different segments of the water industry consisting of the following two clusters: 25 water utilities and infrastructure companies (water supply, water utilities, waste water treatment, water, sewer and pipeline construction, water purification, water well drilling, and water testing) and 25 water equipment and materials companies (water treatment chemicals, water treatment appliances, pumps and pumping equipment, fluid power pumps and motors, plumbing equipment, totalizing fluid meters and counting devices) based upon Standard & Poor's Capital IQ ("CIQ") industry classification. Standard & Poor's ("S&P"), the Fund's index provider, generally defines "developed markets" as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. Capitalizations range from $250 million to $90 billion including small-, mid-, and large-capitalization stocks as defined by S&P. The Fund will at all times invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund's adviser (the "Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
FUND PERFORMANCE

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semiannual fiscal period from August 31, 2008 through February 28, 2009.

On a market price basis, the Fund generated a total return of -46.15%, representing a change in market price to $11.60 on February 28, 2009 from $23.43 on August 31, 2008. On an NAV basis, the Fund generated a total return of -45.05%, representing a change in NAV to $11.73 on February 28, 2009 from $23.22 on August 31, 2008.At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Adviser believes that large discounts or premiums to the NAV of the shares should not be sustained as a result of creation and redemption opportunities within an exchange-traded fund structure.

For underlying index and broad market comparison purposes, the S&P Global Water Index returned -44.43% and the MSCI World Index returned -43.47 % for the same period. The MSCI World Index is an unmanaged capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. It is calculated using closing market prices and converted to U.S. dollars using the London close foreign exchange rates. Indices are unmanaged and it is not possible to invest directly in an index.

The difference between the Fund's return and the return of the Water Index is greater than would normally be expected because the Fund is subject to withholding tax on foreign dividends, but the Water Index does not reflect this tax.

The Fund made an annual distribution of $1.2420 per share on December 31, 2008, to shareholders of record as of December 29, 2008.

--------------------------------------------------------------------------------
PERFORMANCE ATTRIBUTION

For the six-month period ended February 28, 2009, all of the sectors in which the Fund had investments had negative returns. The financials sector, which represented less than 1% of the Fund assets, detracted the least from returns while the industrials sector detracted the most. The Fund is heavily weighted to the industrials and utilities sectors, which together represent approximately 90% of assets.

Holdings that contributed to performance include Ciba Holding AG (not held in portfolio at period end), a Swiss producer of specialty chemicals; Aqua America, Inc. (4.3% of total investments), a holding company that operates utilities providing water or wastewater services; and California Water Service Group (1.4% of total investments), a holding company that operates utilities providing water services. Positions that detracted from performance include Veolia Environnement (8.3% of total investments), a French provider of environmental management services; United Utilities Group PLC (8.2% of total investments), a British company that provides water and sewage services in northwest England; and Suez Environnement SA (6.6% of total investments), a French provider of water and wastewater services.

10 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued

--------------------------------------------------------------------------------
RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the portfolio managers and Claymore Advisors only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the funds will achieve their investment objectives. Below are some general risks and considerations associated with investing in an ETF and may not apply to each of the ETFs listed in the report. Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK. This includes the risk that the value of the securities held by the funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

FOREIGN INVESTMENT RISK. The funds' investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the funds' investments or prevent the funds from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the funds have invested could decline relative to the value of the U.S.dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

EMERGING MARKETS RISK: Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

INDUSTRY RISK. To the extent that any funds focus their investments in a particular industry or group of related industries, the NAV of the funds will be more susceptible to factors affecting that industry or sector.

MICRO-, SMALL AND MEDIUM-SIZED COMPANY RISK: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, these funds are not "actively" managed. Therefore, they won't necessarily sell a security because the security's issuer was in financial trouble unless that stock is removed from the index.

NON-CORRELATION RISK: The funds' return may not match the return of the index for a number of reasons. For example, the fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the funds' securities holdings to reflect changes in the composition of the Index. The funds may not be fully invested at times, either as a result of cash flows into the funds or reserves of cash held by the funds to meet redemptions and expenses. If the funds utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the index with the same weightings as the index.

ISSUER-SPECIFIC CHANGES: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

NON-DIVERSIFIED FUND RISK. The funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the funds will continue to be met or will remain unchanged.

IN ADDITION TO THE RISKS DESCRIBED ABOVE, THERE ARE CERTAIN OTHER RISKS RELATED TO INVESTING IN THE FUNDS. THESE RISKS ARE DESCRIBED FURTHER IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

                                      SemiAnnual Report | February 28, 2009 | 11

Claymore Exchange-Traded Fund Trust 2

Fund SUMMARY & PERFORMANCE | AS OF FEBRUARY 28, 2009 (unaudited)

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF(1)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                             $10.71
Net Asset Value                                                         $10.70
Premium/Discount to NAV                                                  0.09%
Net Assets ($000)                                                       $2,161
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
(INCEPTION 3/1/07)                        SIX MONTH  ONE YEAR       ANNUALIZED
--------------------------------------------------------------------------------
Claymore/BNY Mellon EW
Euro-Pacific LDRs ETF(1)
   NAV                                       -45.62%   -51.04%         -30.88%
   Market                                    -44.98%   -50.64%         -30.85%
--------------------------------------------------------------------------------
Robeco Developed
   International Equity Index                -44.90%   -50.26%         -29.80%
--------------------------------------------------------------------------------
MSCI EAFE Index                              -44.60%   -50.03%         -28.81%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.15 per share for share price returns or initial net asset value (NAV) of $24.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was estimated at 4.86%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 6.06%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
Japan                                                                     27.3%
United Kingdom                                                            21.2%
France                                                                     9.4%
Germany                                                                    8.9%
Switzerland                                                                7.3%
Australia                                                                  4.6%
Spain                                                                      4.0%
Netherlands                                                                3.8%
Italy                                                                      2.8%
Sweden                                                                     2.5%
China                                                                      2.3%
Singapore                                                                  1.1%
Belgium                                                                    1.0%
Portugal                                                                   0.9%
United States                                                              0.9%
Norway                                                                     0.8%
Denmark                                                                    0.7%
Finland                                                                    0.3%
Ireland                                                                    0.2%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Financials                                                                19.6%
Consumer Discretionary                                                    10.8%
Energy                                                                    10.7%
Health Care                                                               10.6%
Industrials                                                                9.9%
Telecommunication Services                                                 8.6%
Consumer Staples                                                           8.5%
Information Technology                                                     7.1%
Materials                                                                  6.9%
Utilities                                                                  6.2%
--------------------------------------------------------------------------------
Total Investments                                                         98.9%
Other Assets in excess of Liabilities                                      1.1%
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
BP PLC                                                                     2.6%
Vodafone Group PLC                                                         2.3%
Novartis AG                                                                2.0%
Royal Dutch Shell PLC - Class B                                            1.6%
ENI SpA                                                                    1.6%
Sanofi-Aventis SA                                                          1.6%
British American Tobacco PLC                                               1.6%
Banco Santander SA                                                         1.5%
Royal Dutch Shell PLC - Class A                                            1.5%
AstraZeneca PLC                                                            1.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

(1) Effective March 31, 2009, the name of the Fund changed from Claymore/Robeco Developed International Equity ETF. At that time, the Fund also began tracking The Bank of New York Mellon Euro-Pacific Select ADR Index.

12 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

TAN | Claymore/MAC Global Solar Energy Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                            $  5.35
Net Asset Value                                                        $  5.37
Premium/Discount to NAV                                                 -0.37%
Net Assets ($000)                                                      $78,171
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 4/15/08)                               SIX MONTH    SINCE INCEPTION
--------------------------------------------------------------------------------
Claymore/MAC Global
Solar Energy Index ETF
   NAV                                               -79.48%           -78.60%
   Market                                            -79.61%           -78.68%
--------------------------------------------------------------------------------
MAC Global Solar Energy Index                        -78.79%           -77.90%
--------------------------------------------------------------------------------
MSCI World Index                                     -43.47%           -46.95%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.13 per share for share price returns or initial net asset value (NAV) of $25.13 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.93%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.87%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
United States                                                             30.9%
Germany                                                                   28.3%
China                                                                     25.0%
Norway                                                                     6.9%
Spain                                                                      3.5%
Switzerland                                                                2.9%
Canada                                                                     2.5%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Industrials                                                               79.6%
Information Technology                                                    20.6%
--------------------------------------------------------------------------------
Total Investments                                                        100.2%
Liabilities in excess of Other Assets                                     -0.2%
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
First Solar, Inc.                                                          8.9%
Solarworld AG                                                              7.4%
Renewable Energy Corp. ASA                                                 6.9%
MEMC Electronic Materials, Inc.                                            6.6%
Energy Conversion Devices, Inc.                                            5.8%
SunPower Corp. - Class A                                                   5.6%
Q-Cells SE                                                                 5.0%
Suntech Power Holdings Co. Ltd. - ADR                                      4.2%
Yingli Green Energy Holding Co. Ltd. - ADR                                 4.0%
Centrotherm Photovoltaics AG                                               3.9%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 13

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

FAA | Claymore/NYSE Arca Airline ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                             $16.45
Net Asset Value                                                         $16.47
Premium/Discount to NAV                                                 -0.12%
Net Assets ($000)                                                       $1,647
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 1/26/09)                                            SINCE INCEPTION
--------------------------------------------------------------------------------
Claymore/NYSE Arca Airline ETF
   NAV                                                                 -30.86%
   Market                                                              -30.96%
--------------------------------------------------------------------------------
NYSE Arca Global Airline Index                                         -32.74%
--------------------------------------------------------------------------------
MSCI World Index                                                        -8.71%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.82 per share for share price returns or initial net asset value (NAV) of $23.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.02%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. The Fund's expense ratio for its initial fiscal year is based on an assumed average asset level of $50 million. If assets are lower than $50 million, the expense ratio will be higher due to the inclusion of offering costs during the first twelve months of operations. If average assets of the Fund exceed $50 million during the Fund's first twelve months, the expense ratio may be lower. In the Financial Highlights section of this Semi-Annual Report, the Fund's net operating expense ratio was determined to be 0.98% while the Fund's gross operating expense ratio was determined to be 8.09%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
United States                                                             67.5%
Singapore                                                                  4.5%
France                                                                     4.5%
Germany                                                                    4.3%
Japan                                                                      3.1%
United Kingdom                                                             3.0%
Ireland                                                                    3.0%
Canada                                                                     1.6%
Brazil                                                                     1.5%
China                                                                      1.4%
Spain                                                                      1.4%
Australia                                                                  1.4%
Sweden                                                                     1.4%
South Korea                                                                1.4%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Industrials                                                               97.2%
--------------------------------------------------------------------------------
Total Investments                                                         97.2%
Other Assets in excess of Liabilities                                      2.8%
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Southwest Airlines Co.                                                    14.9%
Continental Airlines, Inc.                                                14.1%
Delta Air Lines, Inc.                                                     14.1%
Singapore Airlines Ltd.                                                    4.5%
Air France-KLM                                                             4.5%
Deutsche Lufthansa AG                                                      4.3%
Alaska Air Group, Inc.                                                     3.8%
Skywest, Inc.                                                              3.8%
AMR Corp.                                                                  3.6%
JetBlue Airways Corp.                                                      3.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

14 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

CGW | Claymore S&P Global Water Index ETF

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                           $  11.60
Net Asset Value                                                       $  11.73
Premium/Discount to NAV                                                 -1.11%
Net Assets ($000)                                                     $113,101
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE INCEPTION
(INCEPTION 5/14/07)                    SIX MONTH   ONE YEAR         ANNUALIZED
--------------------------------------------------------------------------------
Claymore S&P Global Water Index ETF
   NAV                                    -45.05%    -46.93%           -30.76%
   Market                                 -46.15%    -47.38%           -31.19%
--------------------------------------------------------------------------------
S&P Global Water Index                    -44.43%    -45.97%           -29.57%
MSCI World Index                          -43.47%    -46.86%           -32.39%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.78 per share for share price returns or initial net asset value (NAV) of $24.78 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.73%,per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.92%. There is a contractual fee waiver currently in place for this Fund through December 31, 2011 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%.Without this expense cap, actual returns would be lower.

                                                                     % OF TOTAL
COUNTRY BREAKDOWN                                                   INVESTMENTS
--------------------------------------------------------------------------------
United States                                                             38.8%
United Kingdom                                                            20.2%
France                                                                    14.9%
Switzerland                                                                9.4%
Japan                                                                      5.3%
Italy                                                                      2.3%
Finland                                                                    2.0%
Brazil                                                                     1.9%
Austria                                                                    1.8%
Spain                                                                      1.4%
Singapore                                                                  0.6%
China                                                                      0.5%
Sweden                                                                     0.4%
Bermuda                                                                    0.3%
Cayman Islands                                                             0.2%
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN                                             % OF NET ASSETS
--------------------------------------------------------------------------------
Utilities                                                                 48.0%
Industrials                                                               42.0%
Materials                                                                  7.4%
Information Technology                                                     2.0%
Financials                                                                 0.3%
--------------------------------------------------------------------------------
Total Investments                                                         99.7%
Other Assets in excess of Liabilities                                      0.3%
--------------------------------------------------------------------------------

Net Assets                                                               100.0%
--------------------------------------------------------------------------------

                                                                     % OF TOTAL
TOP TEN HOLDINGS                                                    INVESTMENTS
--------------------------------------------------------------------------------
Geberit AG                                                                 9.4%
Veolia Environnement                                                       8.3%
United Utilities Group PLC                                                 8.2%
Suez Environnement SA                                                      6.6%
Severn Trent PLC                                                           6.0%
ITT Corp.                                                                  5.6%
Danaher Corp.                                                              4.8%
Pentair, Inc.                                                              4.6%
Aqua America, Inc.                                                         4.3%
Nalco Holding Co.                                                          4.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 28, 2009 | 15

Claymore Exchange-Traded Fund Trust 2 | FUND SUMMARY & PERFORMANCE (unaudited) continued

HISTORICAL PREMIUM/DISCOUNT DATA

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund's net asset value ("NAV"). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund is listed for trading, as of the time that the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calcu-lated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund's inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

EEN | Claymore/BNY Mellon EW
      Euro-Pacific LDRs ETF(1)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   26                    5.16%
Between 1.5% and 2.0%                               15                    2.98%
Between 1.0% and 1.5%                               35                    6.94%
Between 0.5% and 1.0%                               70                   13.89%
Between -0.5% and 0.5%                             235                   46.62%
Between -0.5% and -1.0%                             63                   12.50%
Between -1.0% and -1.5%                             25                    4.96%
Between -1.5% and -2.0%                             14                    2.78%
Less than -2.0%                                     21                    4.17%
--------------------------------------------------------------------------------

TAN | Claymore/MAC Global Solar Energy
      Index ETF(3)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   33                   14.93%
Between 1.5% and 2.0%                               13                    5.88%
Between 1.0% and 1.5%                               19                    8.60%
Between 0.5% and 1.0%                               37                   16.74%
Between -0.5% and 0.5%                              80                   36.20%
Between -0.5% and -1.0%                             18                    8.14%
Between -1.0% and -1.5%                              7                    3.17%
Between -1.5% and -2.0%                              3                    1.36%
Less than -2.0%                                     11                    4.98%
--------------------------------------------------------------------------------

FAA | Claymore/NYSE Arca
      Airline ETF(4)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                    0                    0.00%
Between 1.5% and 2.0%                                0                    0.00%
Between 1.0% and 1.5%                                2                    8.33%
Between 0.5% and 1.0%                                4                   16.67%
Between -0.5% and 0.5%                              10                   41.67%
Between -0.5% and -1.0%                              6                   25.00%
Between -1.0% and -1.5%                              2                    8.33%
Between -1.5% and -2.0%                              0                    0.00%
Less than -2.0%                                      0                    0.00%
--------------------------------------------------------------------------------

CGW | Claymore S&P Global Water
      Index ETF(2)

                                             NUMBER OF               PERCENTAGE
PREMIUM/DISCOUNT RANGE                    TRADING DAYS    OF TOTAL TRADING DAYS
--------------------------------------------------------------------------------
Greater than 2.0%                                   14                    3.09%
Between 1.5% and 2.0%                               11                    2.43%
Between 1.0% and 1.5%                               45                    9.93%
Between 0.5% and 1.0%                              117                   25.83%
Between -0.5% and 0.5%                             196                   43.26%
Between -0.5% and -1.0%                             25                    5.52%
Between -1.0% and -1.5%                             20                    4.42%
Between -1.5% and -2.0%                             10                    2.21%
Less than -2.0%                                     15                    3.31%
--------------------------------------------------------------------------------

(1)   Commenced operations March 1, 2007.

(2)   Commenced operations May 14, 2007.

(3)   Commenced operations April 15, 2008.

(4)   Commenced operations January 26, 2009.

16 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

Overview of FUND EXPENSES | AS OF FEBRUARY 28, 2009 (unaudited)

As a shareholder of Claymore/BNY Mellon EW Euro-Pacific LDRs ETF; Claymore/MAC Global Solar Energy Index ETF; Claymore/NYSE Arca Airline ETF; and Claymore S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended February 28, 2009.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 - 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   ANNUALIZED            EXPENSES
                                                BEGINNING           ENDING            EXPENSE                PAID
                                                  ACCOUNT          ACCOUNT      RATIO FOR THE              DURING
                                                    VALUE            VALUE   SIX MONTHS ENDED           PERIOD(1)
------------------------------------------------------------------------------------------------------------------
                                                   9/1/08          2/28/09            2/28/09   9/01/08 - 2/28/09
------------------------------------------------------------------------------------------------------------------
CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS
   ETF(3)
   Actual                                   $    1,000.00   $       543.84               0.70%  $            2.68
   Hypothetical                                  1,000.00         1,021.32               0.70%               3.51
   (5% annual return before expenses)

CLAYMORE/MAC GLOBAL SOLAR ENERGY INDEX
ETF(3)
   Actual                                        1,000.00           205.17               0.70%               2.09
   Hypothetical                                  1,000.00         1,021.32               0.70%               3.51
   (5% annual return before expenses)

CLAYMORE S&P GLOBAL WATER INDEX ETF(3)
   Actual                                        1,000.00           549.47               0.70%               2.69
   Hypothetical                                  1,000.00         1,021.32               0.70%               3.51
  (5% annual return before expenses)

                                      SemiAnnual Report | February 28, 2009 | 17

Claymore Exchange-Traded Fund Trust 2 | OVERVIEW OF FUND EXPENSES (unaudited) continued

                                                                                   ANNUALIZED            EXPENSES
                                                BEGINNING           ENDING            EXPENSE                PAID
                                                  ACCOUNT          ACCOUNT      RATIO FOR THE              DURING
                                                    VALUE            VALUE       PERIOD ENDED           PERIOD(2)
------------------------------------------------------------------------------------------------------------------
                                                  1/26/09          2/28/09            2/28/09   1/26/09 - 2/28/09
------------------------------------------------------------------------------------------------------------------
CLAYMORE/NYSE ARCA AIRLINE ETF(3)
   Actual                                   $    1,000.00   $       691.44               0.98%  $            0.75
   Hypothetical                                  1,000.00         1,019.93               0.98%               4.91
   (5% annual return before expenses)(4)
------------------------------------------------------------------------------------------------------------------

(1) Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February
      28, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 181/365.

(2) Actual expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the period January 26, 2009 (commencement of investment operations) to February 28, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 33/365.

(3) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

(4) Hypothetical expenses reflect ongoing expenses for a full six month period as opposed to the shorter since inception period.

Assumes all dividends and distributions were reinvested.

18 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

Portfolio of INVESTMENTSl FEBRUARY 28, 2009 (unaudited)

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS - 97.6%

            AUSTRALIA - 4.6%
    3,998   BlueScope Steel Ltd.                                  $      5,696
    1,628   Brambles Ltd.                                                4,805
    5,148   CFS Retail Property Trust - REIT                             5,591
    2,993   Foster's Group Ltd.                                         10,536
   12,355   Macquarie Infrastructure Group                               8,130
   39,897   Macquarie Office Trust - REIT                                3,059
      320   Newcrest Mining Ltd.                                         6,333
    2,095   Origin Energy Ltd.                                          18,202
    1,528   QBE Insurance Group Ltd.                                    18,606
    6,711   Stockland - REIT                                            11,662
      950   Westfield Group - REIT                                       6,464
--------------------------------------------------------------------------------
                                                                        99,084
--------------------------------------------------------------------------------

            BELGIUM - 1.0%
      301   Anheuser-Busch InBev NV                                      8,334
    3,629   Dexia SA                                                     7,743
    3,661   Fortis                                                       6,147
--------------------------------------------------------------------------------
                                                                        22,224
--------------------------------------------------------------------------------

            CHINA - 2.3%
   12,000   BOC Hong Kong Holdings Ltd.                                 12,101
    2,000   Cheung Kong Holdings Ltd.                                   16,467
    1,000   Hutchison Whampoa Ltd.                                       5,287
    2,500   Swire Pacific Ltd. - Class A                                15,539
--------------------------------------------------------------------------------
                                                                        49,394
--------------------------------------------------------------------------------

            DENMARK - 0.7%
      295   Novo Nordisk A/S - Class B                                  14,433
--------------------------------------------------------------------------------

            FINLAND - 0.3%
      168   Fortum OYJ                                                   2,910
      343   Outokumpu OYJ                                                3,507
--------------------------------------------------------------------------------
                                                                         6,417
--------------------------------------------------------------------------------

            FRANCE - 9.3%
      577   Cap Gemini SA                                               16,833
    1,353   France Telecom SA                                           30,604
      864   GDF Suez                                                    27,751
      507   Lagardere SCA                                               16,648
      621   Peugeot SA                                                  10,770
      148   PPR                                                          8,928
      267   Safran SA                                                    2,743
      662   Sanofi-Aventis SA                                           34,400
      568   Total SA                                                    27,038
       28   Valeo SA                                                       352
    1,050   Vivendi                                                     25,291
--------------------------------------------------------------------------------
                                                                       201,358
--------------------------------------------------------------------------------

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------

            GERMANY - 8.1%
       70   Adidas AG                                             $      2,046
      718   BASF SE                                                     20,025
    1,006   Commerzbank AG                                               3,565
      855   Daimler AG                                                  19,557
      474   Deutsche Lufthansa AG                                        5,237
    1,360   Deutsche Telekom AG                                         16,521
      452   Fresenius Medical Care AG & Co. KGaA                        18,651
      354   MAN AG                                                      14,423
      196   Muenchener Rueckversicherungs AG                            24,136
      393   RWE AG                                                      24,942
       93   Volkswagen AG                                               22,205
       72   Wacker Chemie AG                                             4,549
--------------------------------------------------------------------------------
                                                                       175,857
--------------------------------------------------------------------------------

            IRELAND - 0.2%
      160   Kerry Group PLC - Class A                                    3,414
--------------------------------------------------------------------------------

            ITALY - 2.8%
    1,716   ENI SpA                                                     34,565
    2,020   Fiat SpA                                                     9,140
   17,191   Telecom Italia SpA - RNC                                    16,550
--------------------------------------------------------------------------------
                                                                        60,255
--------------------------------------------------------------------------------

            JAPAN - 26.8%
      400   Alps Electric Co. Ltd.                                       1,124
      600   Astellas Pharma, Inc.                                       20,175
    3,000   Bank of Yokohama Ltd. (The)                                 12,878
        3   Central Japan Railway Co.                                   18,243
      900   Chubu Electric Power Co., Inc.                              22,306
    2,000   Dainippon Sumitomo Pharma Co. Ltd.                          16,720
      300   Denso Corp.                                                  5,758
      200   Fast Retailing Co. Ltd.                                     20,338
      100   FUJIFILM Holdings Corp.                                      1,901
    1,000   Furukawa Electric Co.Ltd.                                    2,647
    3,000   Gunma Bank Ltd. (The)                                       16,220
      800   Hitachi Chemical Co.Ltd.                                     8,070
    5,000   Hitachi Ltd.                                                12,673
        3   INPEX CORP.                                                 20,788
    2,000   Japan Steel Works Ltd. (The)                                18,315
    1,000   JGC Corp.                                                   11,651
    1,000   Kao Corp.                                                   19,081
    4,000   Marubeni Corp.                                              12,673
    6,700   Mizuho Financial Group, Inc.                                12,873
   16,000   Mizuho Trust & Banking Co. Ltd.                             13,900
    1,800   Namco Bandai Holdings, Inc.                                 16,630
    6,000   NEC Corp.                                                   14,288

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 19

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF (continued)

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            JAPAN (CONTINUED)
    1,000   Nikon Corp.                                           $      9,535
      100   Nintendo Co. Ltd.                                           29,117
    1,000   Nippon Oil Corp.                                             4,814
    2,000   Nippon Sheet Glass Co. Ltd.                                  4,027
    7,000   Nippon Steel Corp.                                          18,672
      600   Nippon Telegraph & Telephone Corp.                          26,062
    1,000   Nipponkoa Insurance Co. Ltd.                                 7,491
    2,000   Nisshin Steel Co. Ltd.                                       3,107
        6   NTT Data Corp.                                              15,061
        7   NTT DoCoMo, Inc.                                            11,010
      280   ORIX Corp.                                                   5,838
      300   Rohm Co. Ltd.                                               14,503
      600   Seiko Epson Corp.                                            6,972
      900   Seven & I Holdings Co. Ltd.                                 20,190
      200   Shikoku Electric Power Co., Inc.                             6,081
    1,200   Sony Corp.                                                  20,457
    1,000   Taisho Pharmaceutical Co. Ltd.                              18,090
      800   Tohoku Electric Power Co., Inc.                             18,805
    1,200   Toyo Seikan Kaisha Ltd.                                     15,465
       65   Yahoo! Japan Corp.                                          18,780
    1,000   Yamaguchi Financial Group, Inc.                              8,810
--------------------------------------------------------------------------------
                                                                       582,139
--------------------------------------------------------------------------------

            NETHERLANDS - 3.7%
    2,777   Aegon NV                                                    10,154
       69   Akzo Nobel NV                                                2,448
    1,132   European Aeronautic Defence and                             16,764
            Space Co. NV
      238   Heineken Holding NV                                          5,551
    1,654   Koninklijke Ahold NV                                        18,612
      598   Koninklijke DSM NV                                          13,838
      569   Koninklijke Philips Electronics NV                           9,203
    1,004   STMicroelectronics NV                                        4,459
--------------------------------------------------------------------------------
                                                                        81,029
--------------------------------------------------------------------------------

            NORWAY - 0.8%
    2,500   DnB NOR ASA                                                  9,095
    2,400   Norsk Hydro ASA                                              7,761
--------------------------------------------------------------------------------
                                                                        16,856
--------------------------------------------------------------------------------

            PORTUGAL - 0.9%
    2,350   Portugal Telecom SGPS SA (a)                                19,251
--------------------------------------------------------------------------------

            SINGAPORE - 1.1%
    7,000   CapitaLand Ltd.                                              8,964
    5,000   Oversea-Chinese Banking Corp. Ltd.                          14,488
--------------------------------------------------------------------------------
                                                                        23,452
--------------------------------------------------------------------------------

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            SPAIN - 4.0%
    5,200   Banco Santander SA                                    $     32,361
    1,886   Criteria Caixacorp SA                                        5,318
      236   Gamesa Corp. Tecnologica SA                                  3,168
      133   RED ELECTRICA CORP. SA                                       5,399
      222   Repsol YPF SA                                                3,445
      918   Telefonica SA                                               17,150
      825   Union Fenosa SA                                             18,724
--------------------------------------------------------------------------------
                                                                        85,565
--------------------------------------------------------------------------------

            SWEDEN - 2.5%
      886   Investor AB - Class B                                       10,095
    2,748   Nordea Bank AB                                              13,838
    1,396   Skanska AB - Class B                                         9,893
      774   Swedbank AB - Class A                                        2,031
    2,180   Telefonaktiebolaget LM Ericsson - Class B                   18,175
--------------------------------------------------------------------------------
                                                                        54,032
--------------------------------------------------------------------------------

            SWITZERLAND - 7.2%
      649   ABB Ltd.                                                     7,961
      532   Adecco SA                                                   16,357
       85   Baloise Holding AG                                           4,863
       98   Geberit AG                                                   8,858
    1,195   Novartis AG                                                 43,779
      271   Pargesa Holding SA                                          14,318
      538   Swatch Group AG (The)                                       11,915
      169   Swiss Reinsurance                                            2,108
      121   Syngenta AG                                                 26,018
      141   Zurich Financial Services AG                                20,188
--------------------------------------------------------------------------------
                                                                       156,365
--------------------------------------------------------------------------------

            UNITED KINGDOM - 20.4%
      541   Anglo American PLC                                           7,719
      972   AstraZeneca PLC                                             31,075
   11,321   Barclays PLC                                                15,071
    8,813   BP PLC                                                      56,307
    1,320   British American Tobacco PLC                                33,810
      663   Cadbury PLC                                                  5,075
    1,998   Centrica PLC                                                 7,703
      752   GlaxoSmithKline PLC                                         11,458
      737   Home Retail Group PLC                                        2,232
    2,522   HSBC Holdings PLC                                           17,659
       80   Kazakhmys PLC                                                  298
      946   Land Securities Group PLC - REIT                             7,403
   16,778   Legal & General Group PLC                                    9,614
    2,564   Man Group PLC                                                6,282

See notes to financial statements.

20 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

 EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF (continued)

   NUMBER
OF SHARES  DESCRIPTION                                                   VALUE
--------------------------------------------------------------------------------

            UNITED KINGDOM (CONTINUED)
   18,350   Old Mutual PLC                                        $     10,854
       46   Pearson PLC                                                    432
      657   Reckitt Benckiser Group PLC                                 25,228
    3,925   Rolls-Royce Group PLC                                       16,168
    1,450   Royal Dutch Shell PLC - Class A                             31,931
    1,649   Royal Dutch Shell PLC - Class B                             34,880
   10,336   Tomkins PLC                                                 16,648
    1,285   Unilever PLC                                                25,056
   27,488   Vodafone Group PLC                                          49,053
      269   Whitbread PLC - Class C                                      2,862
    2,541   WM Morrison Supermarkets PLC                                 9,353
      634   Xstrata PLC                                                  6,285
--------------------------------------------------------------------------------
                                                                       440,456
--------------------------------------------------------------------------------

            UNITED STATES - 0.9%
      168   Synthes, Inc.                                               19,583
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS - 97.6%
            (Cost $3,564,893)                                        2,111,164
--------------------------------------------------------------------------------

            INCOME TRUST - 0.6%

            UNITED KINGDOM - 0.6%
      988   Berkeley Group Holdings PLC                                 12,259
            (Cost $25,239)
--------------------------------------------------------------------------------

            PREFERRED STOCK - 0.7%

            GERMANY - 0.7%
      338   Volkswagen AG
            (Cost $24,612)                                              15,291
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS - 98.9%
            (Cost $3,614,744)                                        2,138,714
            Other Assets in excess of Liabilities - 1.1%                22,732
--------------------------------------------------------------------------------
            NET ASSETS - 100.0%                                   $  2,161,446
================================================================================

AB      Stock Company
AG      Stock Corporation
A/S     Limited Liability Stock Company
ASA     Stock Company
KGaA    Limited Partnership
Ltd.    Limited
NV      Legal Entity
OYJ     Public Traded Company
PLC     Public Limited Company
REIT    Real Estate Investment Trust
RNC     Non-Convertible Savings Shares
SA      Corporation
SCA     Limited Liability Partnership
SE      Stock Corporation
SpA     Limited Share Corporation

(a)   Non-Income Producing Security

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 21

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

TAN | Claymore/MAC Global Solar Energy Index ETF

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            COMMON STOCK - 100.2%

            CANADA - 2.5%
  544,665   Canadian Solar, Inc. (a)                              $  1,955,347
--------------------------------------------------------------------------------

            CHINA - 25.1%
  827,087   China Sunergy Co. Ltd. - ADR (a)                         1,439,131
1,334,697   JA Solar Holdings Co. Ltd. - ADR (a)                     2,709,435
  410,551   LDK Solar Co. Ltd. - ADR (a)                             2,102,021
  952,690   Renesola Ltd. - ADR (a)                                  2,305,510
  666,313   Solarfun Power Holdings Co. Ltd. - ADR (a)               1,992,276
  539,820   Suntech Power Holdings Co. Ltd. - ADR (a)                3,287,504
  407,449   Trina Solar Ltd. - ADR (a)                               2,664,716
  797,027   Yingli Green Energy Holding Co. Ltd. - ADR (a)           3,100,435
--------------------------------------------------------------------------------
                                                                    19,601,028
--------------------------------------------------------------------------------

            GERMANY - 28.3%
  161,845   Centrotherm Photovoltaics AG (a)                         3,048,323
3,212,086   Conergy AG (a)                                           2,325,319
   71,397   Manz Automation AG (a)                                   2,378,476
  231,853   Q-Cells SE (a)                                           3,883,990
  199,223   Roth & Rau AG (a)                                        2,940,128
  333,126   Solarworld AG                                            5,825,900
  194,623   Solon SE (a)                                             1,717,907
--------------------------------------------------------------------------------
                                                                    22,120,043
--------------------------------------------------------------------------------

            NORWAY - 6.9%
  782,850   Renewable Energy Corp. ASA (a)                           5,384,991
--------------------------------------------------------------------------------

            SPAIN - 3.5%
1,184,048   Solaria Energia y Medio Ambiente SA (a)                  2,736,915
--------------------------------------------------------------------------------

            SWITZERLAND - 2.9%
   32,866   Meyer Burger Technology AG (a)                           2,279,462
--------------------------------------------------------------------------------

            UNITED STATES - 31.0%
2,155,933   Emcore Corp. (a)                                         1,484,144
  207,490   Energy Conversion Devices, Inc. (a)                      4,550,256
1,370,107   Evergreen Solar, Inc. (a)                                1,671,531
   65,641   First Solar, Inc. (a)                                    6,940,879
  343,202   MEMC Electronic Materials, Inc. (a)                      5,151,462
  158,394   SunPower Corp. - Class A (a)                             4,417,609
--------------------------------------------------------------------------------
                                                                    24,215,881
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS - 100.2%
            (Cost $222,833,028)                                     78,293,667
            Liabilities in excess of Other Assets - (0.2%)           (122,809)
--------------------------------------------------------------------------------
            NET ASSETS - 100.0%                                   $ 78,170,858
================================================================================

ADR     American Depository Receipt
AG      Stock Corporation
ASA     Stock Corporation
Ltd.    Limited
SA      Corporation
SE      Stock Corporation

(a)   Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

22 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

FAA | Claymore/NYSE Arca Airline ETF

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS - 97.2%

            AUSTRALIA - 1.4%
   22,563   Qantas Airways Ltd.                                   $     22,558
--------------------------------------------------------------------------------

            BRAZIL - 1.4%
    3,570   Tam SA, ADR (a)                                             23,776
--------------------------------------------------------------------------------

            CANADA - 1.5%
    2,544   Westjet Airlines Ltd. (a)                                   25,463
--------------------------------------------------------------------------------

            CHINA - 1.4%
   22,000   Cathay Pacific Airways Ltd.                                 23,036
--------------------------------------------------------------------------------

            FRANCE - 4.4%
    7,827   Air France-KLM                                              72,368
--------------------------------------------------------------------------------

            GERMANY - 4.2%
    6,238   Deutsche Lufthansa AG                                       68,926
--------------------------------------------------------------------------------

            IRELAND - 2.9%
   24,536   AER Lingus (a)                                              24,306
    6,134   Ryanair Holdings PLC (a)                                    23,099
--------------------------------------------------------------------------------
                                                                        47,405
--------------------------------------------------------------------------------

            JAPAN - 3.0%
    7,000   All Nippon Airways Co. Ltd.                                 25,040
   13,000   Japan Airlines Corp.                                        24,713
--------------------------------------------------------------------------------
                                                                        49,753
--------------------------------------------------------------------------------

            SINGAPORE - 4.4%
   11,000   Singapore Airlines Ltd.                                     72,427
--------------------------------------------------------------------------------

            SOUTH KOREA - 1.3%
    1,080   Korean Air Lines Co. Ltd. (a)                               21,621
--------------------------------------------------------------------------------

            SPAIN - 1.4%
    9,737   Iberia Lineas Aereas de Espana                              22,631
--------------------------------------------------------------------------------

            SWEDEN - 1.4%
    7,769   SAS AB (a)                                                  22,454
--------------------------------------------------------------------------------

            UNITED KINGDOM - 2.9%
   12,863   British Airways PLC                                         25,155
    5,304   easyJet PLC (a)                                             23,342
--------------------------------------------------------------------------------
                                                                        48,497
--------------------------------------------------------------------------------

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            UNITED STATES - 65.6%
   18,469   Airtran Holdings, Inc. (a)                            $     55,222
    2,775   Alaska Air Group, Inc. (a)                                  60,800
   14,086   AMR Corp. (a)                                               57,612
   22,518   Continental Airlines, Inc. (a)                             225,630
   44,809   Delta Air Lines, Inc. (a)                                  225,389
   14,581   JetBlue Airways Corp. (a)                                   55,554
    5,889   Skywest, Inc.                                               60,303
   40,580   Southwest Airlines Co.                                     239,016
    9,894   UAL Corp. (a)                                               48,580
   18,166   US Airways Group, Inc. (a)                                  51,773
--------------------------------------------------------------------------------
                                                                     1,079,879
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS - 97.2%
            (Cost - $2,188,248)                                      1,600,794
            Other Assets in excess of Liabilities - 2.8%                46,142
--------------------------------------------------------------------------------
            NET ASSETS - 100.0%                                   $  1,646,936
================================================================================

AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
PLC - Public Limited Company

(a)   Non-income producing security.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 23

Claymore Exchange-Traded Fund Trust 2 | PORTFOLIO OF INVESTMENTS (unaudited) continued

CGW | Claymore S&P Global Water Index ETF

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------

            AUSTRIA - 1.8%
   56,595   Andritz AG                                            $  1,630,922
   25,524   BWT AG                                                     399,698
   36,867   Christ Water Technology AG (a)                              57,592
--------------------------------------------------------------------------------
                                                                     2,088,212
--------------------------------------------------------------------------------

            BERMUDA - 0.3%
2,090,000   China Water Affairs Group Ltd. (a)                         291,068
--------------------------------------------------------------------------------

            BRAZIL - 1.9%
  110,707   Cia de Saneamento Basico do Estado de Sao Paulo, ADR     2,205,283
--------------------------------------------------------------------------------

            CAYMAN ISLANDS - 0.2%
   24,261   Consolidated Water Co., Inc.                               209,858
--------------------------------------------------------------------------------

            CHINA - 0.5%
2,644,000   China Everbright International Ltd. (Hong Kong)            511,419
   36,000   Guangdong Investment Ltd. (Hong Kong)                       15,134
--------------------------------------------------------------------------------
                                                                       526,553
--------------------------------------------------------------------------------

            FINLAND - 2.0%
   94,530   Kemira OYJ                                                 582,280
  163,937   Uponor OYJ                                               1,667,747
--------------------------------------------------------------------------------
                                                                     2,250,027
--------------------------------------------------------------------------------

            FRANCE - 14.8%
  503,484   Suez Environnement SA (a)                                7,424,009
  429,597   Veolia Environnement                                     9,359,929
--------------------------------------------------------------------------------
                                                                    16,783,938
--------------------------------------------------------------------------------

            ITALY - 2.3%
   84,028   ACEA SpA                                                 1,047,987
  854,907   Hera SpA                                                 1,548,314
--------------------------------------------------------------------------------
                                                                     2,596,301
--------------------------------------------------------------------------------

            JAPAN - 5.2%
  571,000   Ebara Corp.                                                992,079
  260,400   Kurita Water Industries Ltd.                             4,484,378
   82,000   Organo Corp.                                               460,933
--------------------------------------------------------------------------------
                                                                     5,937,390
--------------------------------------------------------------------------------

            SINGAPORE - 0.6%
  917,000   Epure International Ltd.                                   160,138
  582,000   Hyflux Ltd.                                                564,647
--------------------------------------------------------------------------------
                                                                       724,785
--------------------------------------------------------------------------------

            SPAIN - 1.4%
   41,378   Fomento de Construcciones y Contratas SA                 1,073,639
   34,500   Sociedad General de Aguas de Barcelona SA - Class A        456,570
--------------------------------------------------------------------------------
                                                                     1,530,209
--------------------------------------------------------------------------------

            SWEDEN- 0.4%
   28,240   Cardo AB                                                   467,742
--------------------------------------------------------------------------------

            SWITZERLAND - 9.4%
  117,412   Geberit AG                                              10,612,432
--------------------------------------------------------------------------------

   NUMBER
OF SHARES   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
            UNITED KINGDOM - 20.2%
   65,633   Hamworthy PLC                                         $    174,471
  759,948   Northumbrian Water Group PLC                             2,396,562
  681,394   Pennon Group PLC                                         4,205,404
  439,889   Severn Trent PLC                                         6,821,715
1,272,705   United Utilities Group PLC                               9,206,305
--------------------------------------------------------------------------------
                                                                    22,804,457
--------------------------------------------------------------------------------

            UNITED STATES - 38.7%
   33,711   American States Water Co.                                1,131,004
  263,484   Aqua America, Inc.                                       4,848,106
   73,123   Arch Chemicals, Inc.                                     1,314,752
   42,893   Badger Meter, Inc.                                       1,076,614
  120,348   Calgon Carbon Corp. (a)                                  1,763,098
   40,477   California Water Service Group                           1,589,127
  105,661   Danaher Corp.                                            5,363,352
  108,675   Flow International Corp. (a)                               130,410
   55,826   Franklin Electric Co., Inc.                              1,228,172
  121,076   IDEX Corp.                                               2,339,188
   50,374   Itron, Inc. (a)                                          2,249,703
  167,623   ITT Corp.                                                6,260,719
   37,630   Layne Christensen Co. (a)                                  612,240
   86,148   Mueller Water Products, Inc. - Class A                     185,218
  415,487   Nalco Holding Co.                                        4,724,087
  248,841   Pentair, Inc.                                            5,193,312
   15,823   Pico Holdings, Inc. (a)                                    345,574
   25,549   SJW Corp.                                                  588,905
   46,989   Southwest Water Co.                                        225,077
   25,685   Valmont Industries, Inc.                                 1,118,839
   87,287   Watts Water Technologies, Inc. - Class A                 1,481,261
--------------------------------------------------------------------------------
                                                                    43,768,758
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS - 99.7%
            (Cost $219,078,706)                                    112,797,013
            Other Assets in excess of Liabilities - 0.3%               303,730
--------------------------------------------------------------------------------
            NET ASSETS - 100.0%                                   $113,100,743
================================================================================

AB - Stock Company
ADR - American Depositary Receipt
AG - Stock Corporation
OYJ - Public Traded Company
PLC - Public Limited Company
SA - Corporation
SpA - Limited Share Company

(a)   Non-income producing security.

See notes to financial statements.

24 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

Statement of ASSETS AND LIABILITIES | FEBRUARY 28, 2009 (unaudited)

                                                                  CLAYMORE/BNY
                                                                     MELLON EW  CLAYMORE/MAC GLOBAL  CLAYMORE/NYSE   CLAYMORE S&P
                                                                  EURO-PACIFIC         SOLAR ENERGY   ARCA AIRLINE   GLOBAL WATER
                                                                      LDRS ETF            INDEX ETF            ETF      INDEX ETF
                                                                         (EEN)                (TAN)          (FAA)          (CGW)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at value                            $  2,138,714  $        78,293,667  $   1,600,794  $ 112,797,013
   Foreign currency, at value                                            8,419                    -              -             45
   Cash                                                                      -               63,708          3,004         31,831
   Receivables:
      Fund shares sold                                                       -              438,218              -            357
      Dividends                                                          6,597                2,571            137        375,534
      Investments sold                                                   1,370                    -        418,352              -
   Due from Adviser                                                    174,955                    -         13,996              -
   Other assets                                                         10,090                1,671             25        225,365
----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                      2,340,145           78,799,835      2,036,308    113,430,145
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian bank                                                       19,884                    -              -              -
   Payables:
      Investments purchased                                                  -              437,718        374,066              -
      Administration fee payable                                             -                1,998              -          2,572
      Offering costs payable                                                 -               50,000            474              -
   Accrued advisory fees                                                     -               11,674              -         12,062
   Accrued expenses                                                    158,815              127,587         14,832        314,768
----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                   178,699              628,977        389,372        329,402
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $  2,161,446  $        78,170,858  $   1,646,936  $ 113,100,743
==================================================================================================================================
COMPOSITION OF NET ASSETS
   Paid-in capital                                                $  4,882,184  $       259,852,765  $   2,403,795  $ 283,070,972
   Accumulated undistributed net investment income (loss)               (2,164)            (357,022)        (1,690)       (15,958)
   Accumulated net realized gain (loss) on investments and
      currency transactions                                         (1,241,608)         (36,785,140)      (165,111)   (63,643,436)
   Net unrealized appreciation (depreciation) on investments and
      currency transactions                                         (1,476,966)        (144,539,745)      (590,058)  (106,310,835)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $  2,161,446  $        78,170,858  $   1,646,936  $ 113,100,743
==================================================================================================================================
   Shares outstanding ($0.01 par value with unlimited
      amount authorized)                                               202,000           14,560,000        100,000      9,640,000
   Net Asset Value                                                $      10.70  $              5.37  $       16.47  $       11.73
==================================================================================================================================
   Investments in securities, at cost                             $  3,614,744  $       222,833,028  $   2,188,248  $ 219,078,706
==================================================================================================================================
   Foreign currency, at cost                                      $      8,447  $                 -  $           -  $          45
==================================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 25

Claymore Exchange-Traded Fund Trust 2

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited)

                                                                  CLAYMORE/BNY
                                                                     MELLON EW  CLAYMORE/MAC GLOBAL  CLAYMORE/NYSE   CLAYMORE S&P
                                                                  EURO-PACIFIC         SOLAR ENERGY   ARCA AIRLINE   GLOBAL WATER
                                                                      LDRS ETF            INDEX ETF           ETF*      INDEX ETF
                                                                         (EEN)                (TAN)          (FAA)          (CGW)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividend income                                                $     37,799  $               252  $         110  $   1,232,137
   Net security lending income                                               -                    2              -              2
   Other income                                                              -                    -              -         31,452
   Foreign taxes withheld                                               (2,456)                   -              -        (15,395)
----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                              35,343                  254            110      1,248,196
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
   Advisory fee                                                          7,060              246,971            947        416,946
   Administration fee                                                      388               13,583             52         22,376
   Custodian fee                                                        44,430               51,267          4,674        112,615
   Licensing fee                                                         1,412               61,694            114         88,080
   Listing fee and expenses                                              1,000                1,000            136          1,000
   Miscellaneous                                                        10,392                8,795          1,564         23,460
   Offering costs                                                            -                    -            474              -
   Printing expenses                                                     7,616               17,337          2,006         53,734
   Professional fees                                                    11,438               26,125          4,386         44,409
   Registration & filings                                                    -                  369             68            182
   Trustees'fees and expenses                                            1,800                1,800            374          1,800
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                    85,536              428,941         14,795        764,602
      Advisory fees waived                                              (7,060)             (83,182)          (947)      (180,877)
      Other expenses waived or reimbursed                              (68,593)                   -        (12,048)             -
----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses                                                       9,883              345,759          1,800        583,725
----------------------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                                      25,460             (345,505)        (1,690)       664,471
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   Investments                                                        (734,422)         (32,454,144)      (162,986)   (47,543,978)
   In-kind transactions                                                      -           (2,624,704)             -    (14,428,379)
   Foreign currency transactions                                        (4,996)            (105,096)        (2,125)      (835,102)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                              (739,418)         (35,183,944)      (165,111)   (62,807,459)
Net change in unrealized appreciation (depreciation) on
   Investments                                                      (1,151,192)        (139,458,308)      (587,454)   (56,713,936)
   Foreign currency translation                                         (1,010)               1,275         (2,604)        (1,334)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                          (1,152,202)        (139,457,033)      (590,058)   (56,715,270)
----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)                          (1,891,620)        (174,640,977)      (755,169)  (119,522,729)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ (1,866,160) $      (174,986,482) $    (756,859) $(118,858,258)
==================================================================================================================================

* For the period January 26, 2009 (commencement of the Fund's operations) to February 28, 2009.

See notes to financial statements.

26 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

                                            Statement of CHANGES IN NET ASSETS |

                                                       CLAYMORE/BNY   MELLON                 CLAYMORE/MAC GLOBAL SOLAR ENERGY
                                                  EW EURO-PACIFIC LDRS ETF (EEN)                     INDEX ETF (TAN)
                                             --------------------------------------------------------------------------------------
                                               FOR THE SIX MONTHS      FOR THE YEAR      FOR THE SIX MONTHS       FOR THE PERIOD
                                             ENDED FEBRUARY 28, 2009      ENDED        ENDED FEBRUARY 28, 2009         ENDED
                                                    (UNAUDITED)       AUGUST 31, 2008         (UNAUDITED)       AUGUST 31, 2008(1)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS
   Net investment income (loss)              $                25,460  $        83,669  $              (345,505) $           85,916
   Net realized gain (loss)                                 (739,418)        (503,871)             (35,183,944)            (81,744)
   Net unrealized appreciation
      (depreciation)                                      (1,152,202)        (365,401)            (139,457,033)         (5,082,712)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
        assets resulting from operations                  (1,866,160)        (785,603)            (174,986,482)         (5,078,540)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net
      investment income                                     (110,090)        (184,830)                (137,280)                  -
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                    -                -               86,415,279         204,306,035
   Cost of shares redeemed                                         -                -              (19,703,640)        (12,644,514)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital share
         transactions                                              -                -               66,711,639         191,661,521
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in
         net assets                                       (1,976,250)        (970,433)            (108,412,123)        186,582,981

NET ASSETS
   Beginning of period                                     4,137,696        5,108,129              186,582,981                   -
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                             $             2,161,446  $     4,137,696  $            78,170,858  $      186,582,981
-----------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income
      (loss) at end of period                $                (2,164) $        82,466  $              (357,022) $          125,763
-----------------------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING

   Shares sold                                                     -                -                8,560,000           7,600,000
   Shares redeemed                                                 -                -               (1,120,000)           (480,000)
   Shares outstanding, beginning of period                   202,000          202,000                7,120,000                   -
-----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         202,000          202,000               14,560,000           7,120,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Commencement of investment operations - April 15, 2008

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 27

Claymore Exchange-Traded Fund Trust 2 | STATEMENT OF CHANGES IN NET ASSETS continued

                                                       CLAYMORE/NYSE ARCA AIRLINE ETF           CLAYMORE S&P GLOBAL WATER
                                                                  (FAA)                             INDEX ETF (CGW)
                                                       -------------------------------------------------------------------------
                                                               FOR THE PERIOD             FOR THE SIX MONTHS      FOR THE YEAR
                                                         ENDED FEBRUARY 28, 2009(2)    ENDED FEBRUARY 28, 2009        ENDED
                                                                (UNAUDITED)                  (UNAUDITED)        AUGUST 31, 2008
--------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS
   Net investment income (loss)                                              (1,690)   $               664,471  $    12,599,018
   Net realized gain (loss)                                                (165,111)               (62,807,459)       4,504,740
   Net unrealized appreciation (depreciation)                              (590,058)               (56,715,270)     (43,611,287)
--------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
        assets resulting  from operations                                  (756,859)              (118,858,258)     (26,507,529)
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION TO SHAREHOLDERS
   From and in excess of net investment
      income                                                                      -                (11,972,880)      (1,425,600)
--------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                           2,403,795                  3,226,327      170,737,286
   Cost of shares redeemed                                                        -               (107,645,448)     (47,998,098)
--------------------------------------------------------------------------------------------------------------------------------
      Net increase from capital share
        transactions                                                      2,403,795               (104,419,121)     122,739,188
--------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net
         assets                                                           1,646,936               (235,250,259)      94,806,059

NET ASSETS
   Beginning of period                                                            -                348,351,002      253,544,943
--------------------------------------------------------------------------------------------------------------------------------
   End of period                                         $                1,646,936    $           113,100,743    $ 348,351,002
================================================================================================================================
   Undistributed net investment income
     (loss) at end of period                             $                   (1,690)   $               (15,958)   $  11,292,451
================================================================================================================================

CHANGES IN SHARES OUTSTANDING
   Shares sold                                                              100,000                    240,000        6,760,000
   Shares redeemed                                                                -                 (5,600,000)      (1,960,000)
   Shares  outstanding, beginning of period                                       -                 15,000,000       10,200,000
--------------------------------------------------------------------------------------------------------------------------------
   Shares  outstanding, end of period                                       100,000                  9,640,000       15,000,000
================================================================================================================================

(2)   Commencement of investment operations - January 26, 2009

See notes to financial statements.

28 | SemiAnnual Report | February 28, 2009

 Claymore Exchange-Traded Fund Trust 2

Financial HIGHLIGHTS |

EEN | Claymore/BNY Mellon EW Euro-Pacific LDRs ETF

                                                                                FOR THE                        FOR THE PERIOD
                                                                       SIX MONTHS ENDED             FOR THE   MARCH 1, 2007**
PER SHARE OPERATING PERFORMANCE                                       FEBRUARY 28, 2009          YEAR ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               (UNAUDITED)     AUGUST 31, 2008   AUGUST 31, 2007
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $           20.48     $         25.29   $         24.15
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                0.13                0.41              0.28
   Net realized and unrealized gain (loss) on investments                         (9.36)              (4.30)             0.86
------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                            (9.23)              (3.89)             1.14
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                    (0.55)              (0.92)                -
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $           10.70     $         20.48   $         25.29
==============================================================================================================================
MARKET VALUE, END OF PERIOD                                           $           10.71     $         20.25   $         25.35
==============================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                               -45.62%             -16.03%             4.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                 $            2,161    $         4,138   $         5,108
Ratio of net expenses to average net assets*                                       0.70%(c)            1.08%             1.32%(c)
Ratio of net investment income (loss) to average net assets*                       1.80%(c)            1.75%             2.21%(c)
Portfolio turnover rate (d)                                                          53%                105%               55%
* If certain expenses had not been waived or reimbursed by the
  Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                   6.06%(c)            4.86%             3.35%(c)
   Ratio of net investment income (loss) to average net assets                    -3.56%(c)           -2.03%             0.18%(c)

 ** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 29

TAN | Claymore/MAC Global Solar Energy Index ETF

                                                                                FOR THE SIX MONTHS       FOR THE PERIOD
                                                                                             ENDED     APRIL 15, 2008**
PER SHARE OPERATING PERFORMANCE                                                  FEBRUARY 28, 2009              THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                          (UNAUDITED)      AUGUST 31, 2008
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $            26.21     $          25.13
------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                                          (0.03)                0.02
   Net realized and unrealized gain (loss) on investments                                   (20.80)                1.06
------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                       (20.83)                1.08
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                               (0.01)                   -
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $             5.37     $          26.21
========================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $             5.35     $          26.28
========================================================================================================================
TOTAL RETURN* (b)
   Net asset value                                                                          -79.48%                4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $           78,171     $        186,583
Ratio of net expenses to average net assets*                                                  0.70%(c)             0.79%(c)
Ratio of net investment income (loss) to average net assets*                                 -0.70%(c)             0.16%(c)
Portfolio turnover rate (d)                                                                     28%                   9%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                              0.87%(c)             0.93%(c)
   Ratio of net investment income (loss) to average net assets                               -0.87%(c)             0.02%(c)

 ** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

see notes to financial statements.

30 | SemiAnnual Report | February 28, 2009

FAA | Claymore/NYSE Arca Airline ETF

                                                                                            FOR THE PERIOD
                                                                                        JANUARY 26, 2009**
                                                                                                   THROUGH
PER SHARE OPERATING PERFORMANCE                                                          FEBRUARY 28, 2009
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $            23.82
-----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a)                                                                           (0.02)
   Net realized and unrealized loss on investments                                                   (7.33)
-----------------------------------------------------------------------------------------------------------
      Total from investment operations                                                               (7.35)
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                                           -
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                                          $            16.47
===========================================================================================================

MARKET VALUE, END OF PERIOD                                                             $            16.45
===========================================================================================================

TOTAL RETURN* (b)
   Net asset value                                                                                  -30.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)*                                                  $            1,647
Ratio of net expenses to average net assets*                                                          0.98%(c)
Ratio of net investment loss to average net assets                                                   -0.92%(c)
Portfolio turnover rate (d)                                                                             40%
*  If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                                      8.09%(c)
   Ratio of net investment loss to average net assets                                                -8.03%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

see notes to financial statements.

                                      SemiAnnual Report | February 28, 2009 | 31

CGW | Claymore S&P Global Water Index ETF

                                                                               FOR THE                        FOR THE PERIOD
                                                                      SIX MONTHS ENDED             FOR THE    MAY 14, 2007**
PER SHARE OPERATING PERFORMANCE                                      FEBRUARY 28, 2009          YEAR ENDED           THROUGH
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                              (UNAUDITED)     AUGUST 31, 2008   AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $           23.22     $         24.86   $         24.78
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                                               0.06                0.90              0.10
   Net realized and unrealized gain (loss)                                      (10.31)              (2.43)            (0.02)
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                          (10.25)              (1.53)             0.08
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income                                   (1.24)              (0.11)                -
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $           11.73     $         23.22   $         24.86
=============================================================================================================================
MARKET VALUE, END OF PERIOD                                          $           11.60     $         23.43   $         25.13
=============================================================================================================================
TOTAL RETURN *(b)
   Net asset value                                                              -45.05%              -6.20%             0.32%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                $         113,101     $       348,351   $       253,545
Ratio of net expenses to average net assets*                                      0.70%(c)            0.70%             0.72%(c)
Ratio of net investment income (loss) to average net assets*                      0.80%(c)            3.73%             1.41%(c)
Portfolio turnover rate (d)                                                         39%                 38%                1%

* If certain expenses had not been waived or reimbursed by the
  Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of total expenses to average net assets                                  0.92%(c)            0.73%             0.83%(c)
   Ratio of net investment income (loss) to average net assets                    0.58%(c)            3.70%             1.30%(c)

** Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized. It does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

32 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

Notes to FINANCIAL STATEMENTS | FEBRUARY 28, 2009 (unaudited)

Note 1 - ORGANIZATION:

Claymore Exchange-Traded Fund Trust 2 (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end management investment company that was organized as a Delaware business trust on June 8, 2006. At the end of the period, the Trust consisted of 14 portfolios. The following 4 portfolios have a semi-annual reporting period-end on February 28, 2009:

Claymore/BNY Mellon EW
   Euro-Pacific LDRs ETF
   formerly Claymore/Robeco Developed
   International Equity ETF                  "BNY Mellon EW Euro-Pacific LDRs"
Claymore/MAC Global Solar Energy Index ETF   "MAC Global Solar Energy"
Claymore/NYSE Arca Airline ETF               "NYSE Arca Airline"
Claymore S&P Global Water Index ETF          "S&P Global Water"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds'market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

FUND                                                                      INDEX
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs     Robeco Developed International Equity Index
MAC Global Solar Energy                           MAC Global Solar Energy Index
NYSE Arca Airline                                NYSE Arca Global Airline Index
S&P Global Water                                         S&P Global Water Index

Note 2 -ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) VALUATION OF INVESTMENTS

Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No.157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g.yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of February 28, 2009 were as follows:

SECURITIES VALUATIONS AT FEBRUARY 28, 2009 (VALUE IN $000S)

ASSETS:                                LEVEL 1   LEVEL 2   LEVEL 3       TOTAL
--------------------------------------------------------------------------------
BNY Mellon EW
Euro-Pacific LDRs                    $   2,139   $     -   $     -   $   2,139
MAC Global Solar Energy              $  78,294   $     -   $     -   $  78,294
NYSE Arca Airline                    $   1,601   $     -   $     -   $   1,601
S&P Global Water                     $ 112,797   $     -   $     -   $ 112,797

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimate may subsequently be revised on information received from MLPs after their tax reporting periods conclude.

(c) CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund's Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) DISTRIBUTIONS

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) OFFERING COSTS

For MAC Global Solar Energy and NYSE Arca Airline, offering costs are being accrued at an annual rate of the lesser of actual costs incurred or 0.25% of average daily net assets over the first year of operations. Claymore Advisors, LLC has agreed to pay all offering costs in excess of 0.25% and all organizational expenses of each Fund incurred prior to the commencement of investment operations.

                                      SemiAnnual Report | February 28, 2009 | 33

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

(f) SECURITY LENDING

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S.government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations. None of the Funds had lent securities outstanding as of February
28, 2009.

Note 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate of 0.50% of each Fund's average daily net assets.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

NET ASSETS                                                                RATE
--------------------------------------------------------------------------------
First $200,000,000                                                      0.0275%
Next $300,000,000                                                       0.0200%
Next $500,000,000                                                       0.0150%
Over $1,000,000,000                                                     0.0100%

For the period ended February 28, 2009, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                     FUND ADMINISTRATION   FUND ADMINISTRATION
                                                 EXPENSE        EXPENSE WAIVED
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs      $               388   $               388
MAC Global Solar Energy              $            13,583   $                 -
NYSE Arca Airline                    $                52   $                52
S&P Global Water                     $            22,376   $                 -

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.65% of average net assets per year, at least until December 31, 2011. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended February 28, 2009, the Adviser waived fees and assumed the following fees and expenses:

                                                                    CUMULATIVE
                                             ADVISORY              POTENTIALLY
                                                 FEES   EXPENSES   RECOVERABLE
                                               WAIVED    ASSUMED       EXPENSE
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs             $   7,060   $ 68,593   $   357,240
MAC Global Solar Energy                     $  83,182   $      -   $   158,672
NYSE Arca Airline                           $     947   $ 12,048   $    12,995
S&P Global Water                            $ 180,877   $      -   $   322,598

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and/or trustees who are officers or directors of the Adviser.

LICENSING FEE AGREEMENTS:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

FUND                                                                  LICENSOR
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                    The Bank of New York Mellon
MAC Global Solar Energy                                       MAC Indexing LLC
NYSE Arca Airline                                   Archipelago Holdings, Inc.
S&P Global Water                              Standard & Poor's, a division of
                                               The McGraw-Hill Companies, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - FEDERAL INCOME TAXES:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

34 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

At February 28, 2009, the cost of investments and accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

                                                                        NET TAX
                        COST OF       GROSS TAX      GROSS TAX       UNREALIZED
                    INVESTMENTS  FOR UNREALIZED     UNREALIZED     APPRECIATION
                   TAX PURPOSES    APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
BNY Mellon EW
   Euro-Pacific
     LDRs          $  3,631,410  $       20,482  $  (1,513,178) $    (1,492,696)
MAC Global Solar
   Energy          $223,104,189  $            -  $(144,810,522) $  (144,810,522)
NYSE Arca Airline  $  2,188,248  $        3,219  $    (590,673) $      (587,454)
S&P Global Water   $219,692,559  $      202,925  $(107,098,471) $  (106,895,546)

Tax components of the following balances as of August 31, 2008 were as follows:

                                                                  UNDISTRIBUTED
                                                                      LONG-TERM
                                                 UNDISTRIBUTED           GAINS/
                                              ORDINARY INCOME/     (ACCUMULATED
                                                  (ACCUMULATED        CAPITAL &
                                                ORDINARY LOSS)      OTHER LOSS)
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs               $         93,053   $     (496,111)
MAC Global Solar Energy                       $        125,763   $   (1,330,035)
S&P Global Water                              $     11,334,049   $     (263,722)

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period ended August 31, 2008 was as follows:

                                                            DISTRIBUTIONS PAID
                                                          FROM ORDINARY INCOME
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                           $           184,830
S&P Global Water                                          $         1,425,600

At August 31, 2008, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                  CAPITAL LOSS
                                                              EXPIRING IN 2016
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                               $         22,310

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended August 31, 2008, the following Funds incurred and will elect to defer net capital and currency losses as follows:

                                                                  POST-OCTOBER
                                                                       FOREIGN
                                                  POST-OCTOBER        CURRENCY
                                                        LOSSES    TRANSACTIONS
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                   $    473,801    $      6,614
MAC Global Solar Energy                           $  1,330,035    $     10,153
S&P Global Water                                  $    263,722    $    636,147

On July 13, 2006, the FASB released FASB Interpretation No. 48,"Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of February 28, 2009.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of February 28, 2009, open federal and state income tax years include the tax years ended August 31, 2007 and 2008. The Funds have no examination in progress.

Note 5 - INVESTMENT TRANSACTIONS:

For the period ended February 28, 2009, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                     PURCHASES           SALES
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                    $ 1,522,992   $   1,619,831
MAC Global Solar Energy                            $30,040,954   $  30,358,449
NYSE Arca Airline                                  $   741,640   $     794,184
S&P Global Water                                   $69,735,332   $  81,478,238

For the period ended February 28, 2009, in-kind transactions were as follows:

                                                     PURCHASES           SALES
--------------------------------------------------------------------------------
BNY Mellon EW Euro-Pacific LDRs                    $         -   $           -
MAC Global Solar Energy                            $85,252,475   $  18,709,151
NYSE Arca Airline                                  $ 2,403,778   $           -
S&P Global Water                                   $ 3,222,565   $ 107,665,706

Note 6 - CAPITAL:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 80,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - DISTRIBUTION AGREEMENT:

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

                                      SemiAnnual Report | February 28, 2009 | 35

Claymore Exchange-Traded Fund Trust 2 | NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Note 9 - ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued SFAS No. 161,"Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand:a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February
28, 2009,management does not believe the adoption of SFAS No.161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:

Subsequent to February 28, 2009, a name change was approved for BNY Mellon EW Euro-Pacific LDRs. Effective March 31, 2009, BNY Mellon EW Euro-Pacific LDRs will change its name from Claymore/Robeco Developed International Equity ETF. At that time, the Fund also changed its policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Robeco Developed International Equity Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called The Bank of New York Mellon Euro-Pacific Select ADR Index. The 0.65% expense cap was also replaced with a 0.35% unitary investment advisory fee.

36 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

Supplemental | INFORMATION | (unaudited)

TRUSTEES

The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

NAME, ADDRESS*, YEAR      TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING              NUMBER OF FUNDS
OF BIRTH AND POSITION(S)  AND LENGTH OF     THE PAST FIVE YEARS AND                   IN THE FUND COMPLEX***   OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED       OTHER AFFILIATIONS                        OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
Randall C.Barnes          Since 2006        Private Investor (2001-present).                   44              None
Year of Birth: 1951                         Formerly, Senior Vice President &
Trustee                                     Treasurer, PepsiCo, Inc. (1993-1997),
                                            President, Pizza Hut International
                                            (1991-1993) and Senior Vice
                                            President, Strategic Planning and
                                            New Business Development (1987-1990)
                                            of PepsiCo, Inc. (1987-1997).
----------------------------------------------------------------------------------------------------------------------------------
Ronald A.Nyberg           Since 2006        Partner of Nyberg & Cassioppi, LLC,                47              None
Year of Birth: 1953                         a law firm specializing in corporate
Trustee                                     law, estate planning and business
                                            transactions (2000-present).
                                            Formerly, Executive Vice President,
                                            General Counsel and Corporate
                                            Secretary of Van Kampen Investments
                                            (1982-1999).
----------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.      Since 2006       Retired. Formerly, Vice President,                 44              None
Year of Birth: 1958                         Manager and Portfolio Manager of
Trustee                                     Nuveen Asset Management (1998-1999),
                                            Vice President of Nuveen Investment
                                            Advisory Corp. (1992-1999), Vice
                                            President and Manager of Nuveen Unit
                                            Investment Trusts (1991-1999), and
                                            Assistant Vice President and
                                            Portfolio Manager of Nuveen Unit
                                            Investment Trusts (1988-1999), each
                                            of John Nuveen & Co., Inc.
                                            (1982-1999).
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+         Since 2006        Attorney. Formerly, Senior Managing                46              None
Year of Birth: 1965                         Director and Chief Administrative
Trustee                                     Officer (2007-2008) and General
                                            Counsel (2001-2007) of Claymore
                                            Advisors, LLC and Claymore
                                            Securities, Inc.; Assistant General
                                            Counsel, John Nuveen and Co., Inc.
                                            (1999-2000). Former Vice President
                                            and Associate General Counsel of Van
                                            Kampen Investments, Inc. (1992-1999).
----------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted:2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

                                      SemiAnnual Report | February 28, 2009 | 37

Claymore Exchange-Traded Fund Trust 2 | SUPPLEMENTAL INFORMATION (unaudited) continued

PRINCIPAL EXECUTIVE OFFICERS
The Officers of the Trust and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND     TERM OF OFFICE** AND      PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT      LENGTH OF TIME SERVED     AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
==============================================================================================================================
J. Thomas Futrell                     Since 2008                Senior Managing Director and Chief Investment Officer of
Year of Birth: 1955                                             Claymore Advisors, LLC and Claymore Securities,
Chief Executive Officer                                         Inc. (2008-present).Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Managing Director of
                                                                Research, Nuveen Asset Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                        Since 2006                Senior Managing Director of Claymore Advisors, LLC and
Year of Birth: 1964                                             Claymore Securities, Inc. (2005-present); Formerly, Chief
Chief Accounting Officer,                                       Financial Officer of Claymore Group Inc. (2005-2006);
Chief Financial Officer                                         Managing Director of Claymore Advisors, LLC and Claymore
and Treasurer                                                   Securities, Inc. (2003-2005); Treasurer of Henderson Global
                                                                Funds and Operations Manager for Henderson Global Investors
                                                                (NA) Inc., (2002-2003); Managing Director, FrontPoint
                                                                Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                                (1999-2001).
------------------------------------------------------------------------------------------------------------------------------
Kevin M.Robinson                      Since 2008                Senior Managing Director and General Counsel of Claymore
Year of Birth: 1959                                             Advisors, LLC and Claymore Group, Inc. (2007-present).Chief
Chief Legal Officer                                             Legal Officer of certain other funds in the Fund
                                                                Complex. Formerly, Associate General Counsel and Assistant
                                                                Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                           Since 2006                Vice President, Fund Compliance Officer of Claymore Group
Year of Birth: 1957                                             Inc. (2006-present). Formerly, Chief Compliance
Chief Compliance Officer                                        Officer/Assistant Secretary of Harris Investment Management,
                                                                Inc. (2003-2006).Director-Compliance of Harrisdirect LLC
                                                                (1999-2003).
------------------------------------------------------------------------------------------------------------------------------
Melissa J.Nguyen                      Since 2006                Vice President, Assistant General Counsel of Claymore Group
Year of Birth: 1978                                             Inc. (2005-present). Secretary of certain funds in the Fund
Secretary                                                       Complex; Formerly, Associate, Vedder Price P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------
William H.Belden, III                 Since 2006                Managing Director of Claymore Advisors, LLC
Year of Birth: 1965                                             (2005-present). Formerly,Vice President of Product Management
Vice President                                                  at Northern Trust Global Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                           Since 2006                Managing Director (2006-present),Vice President (2003-2006)
Year of Birth: 1967                                             of Claymore Advisors, LLC. Formerly, Assistant Vice
Vice President                                                  President, First Trust Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers:2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

38 | SemiAnnual Report | February 28, 2009

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of

INVESTMENT ADVISORY AGREEMENT | (unaudited)

CLAYMORE/NYSE ARCA AIRLINE ETF

The Advisory Agreement between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on December 1, 2008. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Advisory Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the Advisory Agreement, the proposed investment parameters of the index for the Fund, the Investment Adviser's Form ADV, financial information regarding the Investment Adviser and its parent company, information describing the Investment Adviser's current organization and the background and experience of the portfolio manager who would be responsible for the management of the Fund, the anticipated financial support of the Fund and the nature and quality of services provided to other exchange-traded ("ETFs") and closed-end funds by the Investment Adviser. The Board also considered the services to be provided by the Investment Adviser in its oversight of the Fund's custodian, transfer agent, and accounting agent, as well as the index licensor for the Fund, and noted the significant time and effort that would be devoted to this oversight function. Since the Fund is newly organized and has no investment performance, the Board did not consider investment performance of the Fund. Based upon its review, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services to be provided by other service providers and that the services to be provided by the Investment Adviser to the Fund were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed expense reimbursement agreement for the Fund. The Board noted that because the Fund was newly organized and had no assets, the Investment Adviser did not provide profitability information. However, based upon the proposed expense reimbursement agreement for the Fund, the Board concluded that profitability was not expected to be unreasonable.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the annual advisory fee of 0.50% of the Fund's average daily net assets. The Board also considered that the Investment Adviser had contractually agreed to pay expenses of the Fund to the extent necessary to absorb certain annual operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, a portion of the offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) over a certain amount, until the earlier of December 31, 2011 or termination of the Advisory Agreement. The Board considered that the Fund's proposed advisory fee was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Advisory Agreement and the expense reimbursement agreement that would be in place.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. Because the Fund was newly organized, the Board noted the Fund's expense reimbursement agreement and determined to review economies of scale in the future when the Fund had attracted assets. The Board also noted that the term of the expense reimbursement agreement that the Investment Adviser had entered into with the Fund allows the Investment Adviser for a period of five years subsequent to the Fund's commencement of operations to recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including certain of the recovered expenses, falls below the expense limitation.

The Board considered benefits to be derived by the Investment Adviser from its relationship with the Fund, including the benefits to the Investment Adviser from its separate Administration Agreement with the Trust. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

                                      SemiAnnual Report | February 28, 2009 | 39

Claymore Exchange-Traded Fund Trust 2

Board Considerations Regarding Approval of Amended

INVESTMENT ADVISORY AGREEMENT | (unaudited)

               CLAYMORE EXCHANGE TRADED FUND TRUST 2 (THE "TRUST")

                  CLAYMORE/BNY MELLON EW EURO-PACIFIC LDRS ETF
           (F/K/A CLAYMORE/ROBECO DEVELOPED INTERNATIONAL EQUITY ETF)

An amended Advisory Agreement (the "Amended Agreement") between Claymore Advisors, LLC (the "Investment Adviser") and the Trust on behalf of the above-named fund ("Fund") was approved by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on February 4, 2009. The Board of Trustees, including a majority of the independent trustees, determined that approval of the Amended Agreement was in the best interests of the Fund. The independent trustees, with the assistance of independent legal counsel, met separately from the "interested" trustee of the Trust and officers and employees of the Investment Adviser to consider approval of the Amended Agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Amended Agreement for the Fund, the Board considered numerous factors, as described below.

The Board considered that, pursuant to the Amended Agreement, the Investment Adviser proposed to amend the investment advisory agreement in two respects:(1) to reduce the advisory fee payable by the Fund to the Investment Adviser from 0.50% to 0.35% of the Fund's average daily net assets; and (2) to convert the advisory fee to a unitary fee pursuant to which the Investment Adviser would assume all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Amended Agreement, distribution fees, if any, brokerage expenses, taxes, interest, liti-gation expenses and other extraordinary expenses. The Investment Adviser noted that the Amended Agreement would not change the Advisory Agreement in any other respect. The Board was also advised by legal counsel to the Trust that shareholder approval of the Amended Agreement was not necessary.

With respect to the nature, extent and quality of the services to be provided by the Investment Adviser under the Amended Agreement, the Board considered the Investment Adviser's statement that the quality or quantity of its services provided under the Amended Agreement would not be reduced and that the Investment Adviser would notify the Fund's shareholders of the reduction in the advisory fee provided for in the Amended Agreement. Based upon the Board's familiarity with the services that the Investment Adviser has previously provided under the Advisory Agreement, the Board concluded that the Investment Adviser was qualified to manage the Fund and to oversee the services provided by the Fund's other service providers and that the services to be provided by the Investment Adviser to the Fund under the Amended Agreement were expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Fund as well as the proposed unitary fee structure under the Amended Agreement. The Board also considered information provided by the Investment Adviser in August 2008 in connection with the Board's annual review of the Advisory Agreement on the revenues received by the Investment Adviser under the Advisory Agreement, as well as the fees waived and expenses reimbursed by the Investment Adviser and the estimated allocated direct and indirect costs the Investment Adviser incurred in providing the services to the Trust, which resulted in no profit to the Adviser.

The Board also reviewed information provided by the Investment Adviser showing the proposed advisory fee for the Fund under the Amended Agreement as compared to those of a peer group of ETFs provided by the Investment Adviser. The Board noted the services to be provided by the Investment Adviser for the fee of 0.35% of the Fund's average daily net assets. The Board considered that the advisory fee was proposed to be a unitary fee, pursuant to which the Investment Adviser would assume all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the Amended Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board considered that the proposed advisory fee under the Amended Agreement was within range of those in the peer group of ETFs provided by the Investment Adviser. The Board concluded that the Fund's advisory fee was reasonable given the nature, extent and anticipated quality of the services to be provided under the Amended Agreement.

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund's investors. The Board reviewed the Fund's asset size, proposed unitary advisory fee, anticipated expense ratio under the Amended Agreement and whether the Investment Adviser's investment process produced economies of scale. The Board also considered the statement made by the Investment Adviser in August 2008 in connection with the annual review of the Advisory Agreement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. Accordingly, the Board concluded that the proposed advisory fee was appropriate.

Based upon all of the information considered, the Board determined that the Amended Agreement was reasonable and that approval of the Amended Agreement was in the best interest of the Trust.

40 | SemiAnnual Report | February 28, 2009

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

Claymore Exchange-Traded Fund Trust 2

Trust INFORMATION |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

OFFICERS

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Kevin M. Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

INVESTMENT ADVISER
Claymore Advisors, LLC
Lisle, IL

DISTRIBUTOR
Claymore Securities, Inc.
Lisle, IL

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, IL

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
NewYork, NY

LEGAL COUNSEL
Clifford Chance US LLP
NewYork, NY

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

PRIVACY PRINCIPLES OF THE TRUST FOR SHAREHOLDERS

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

QUESTIONS CONCERNING YOUR SHARES OF THE TRUST?

     o    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling (888) 949-3837, by visiting Claymore's website at www.claymore.com or by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore's website at www.claymore.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                      SemiAnnual Report | February 28, 2009 | 43

About the TRUST ADVISER |

CLAYMORE ADVISORS, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $10.1 billion in assets as of March 31, 2009. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

PORTFOLIO MANAGEMENT

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 OVERVIEW

The Claymore Exchange-Traded Fund Trust 2 (the "Trust") is an investment company consisting of 14 separate exchange-traded "index funds" as of February 28, 2009. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND INCLUDING A DISCUSSION OF INVESTMENT OBJECTIVES, RISKS, ONGOING EXPENSES AND SALES CHARGES. IF A PROSPECTUS DID NOT ACCOMPANY THIS REPORT, YOU CAN OBTAIN ONE FROM YOUR FINANCIAL ADVISER, FROM OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING
(888) 949-3837. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. THE STATEMENT OF ADDITIONAL INFORMATION THAT INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES IS ALSO AVAILABLE, WITHOUT CHARGE, UPON REQUEST VIA OUR WEBSITE AT HTTP://WWW.CLAYMORE.COM OR BY CALLING (888) 949-3837.ALL FUNDS ARE SUBJECT TO MARKET RISK AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU CAN LOSE MONEY INVESTING IN THE FUNDS.

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(04/09)                  NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CETFT-002-SAR-0209

ITEM 2. CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 4, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, such Trustee candidate must
(i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and

Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2
             -------------------------------------

By:      /s/ J. Thomas Futrell
         -----------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    May 8, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         -----------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    May 8, 2009

By:      /s/ Steven M. Hill
         -----------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    May 8, 2009